Exhibit 99.2

2 nd Quarter 2019 Investor Presentation July 23, 2019

Disclosures ucbi.com | 2 CAUTIONARY STATEMENT This Investor Presentation contains forward - looking statements, as defined by federal securities laws, including statements about United Community Banks, Inc . (“United”) and its financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of our operations and future financial performance . Our operations and such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission, including its 2018 Annual Report on Form 10 - K under the section entitled “Forward - Looking Statements . ” Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Net income – operating,” “Net income available to common shareholders – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Efficiency ratio – operating,” “Expenses – operating,” “Tangible common equity to risk - weighted assets,” and “Average tangible equity to average assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation .

Who We Are - Snapshot of United Community Banks, Inc. ucbi.com | 3 United Community Bank 141 Branch locations 6 Loan Production Offices 5 Mortgage Loan Offices Market data as of July 19, 2019 1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GAAP performance measures » One of the largest regional banks in the U.S. by assets with 141 branch locations, 6 loan production offices and 5 mortgage loan offices in four states: GA, NC, SC and TN » Top 10 market share in GA and SC » National recognition for our outstanding workplace and customer service while maintaining top tier profitability » Metro - focused branch network with locations in the fastest growing MSAs in the Southeast Premier Southeast Regional Bank 2Q19 Overview Ticker UCBI (NASDAQ) Market Cap $2.2Bn P/EPS (2020E) 11.8x P/TBV 182% Assets $12.8Bn Loans $8.8Bn Deposits $10.6Bn CET1* 12.1% NPAs / Assets 0.21% ROA 1.40% ROA – Operating (1) 1.50% ROCE 11.45% ROTCE – Operating (1) 15.88% *2Q19 Capital ratios are preliminary Headquartered in Blairsville, GA with executive offices in Greenville, SC

Our Goals ucbi.com | 4 We have a long - term mindset , building a company where great people can be successful and confident; they can have a career, not a job. We are here to help customers live better lives by providing better service to them. We listen , we provide great advice and we are responsive. We care, and it shows. We earn our independence by consistently providing top quartile returns for our owners through the cycle. Great Place to Work for Great People People Best - in - Class Customer Service Rating across all channels Service Sustainable Top Quartile ROA Profitability

$17.29 $18.93 $19.65 $13.25 $14.93 $15.38 2Q18 1Q19 2Q19 Book Value Per Share (2) Book Value (GAAP) Tangible Book Value (non-GAAP) (1) 2Q19 Highlights ucbi.com | 5 $0.49 $0.55 $0.55 $0.53 $0.56 $0.59 2Q18 1Q19 2Q19 Earnings Per Share GAAP Operating (1) 1.30% 1.44% 1.40% 1.39% 1.45% 1.50% 2Q18 1Q19 2Q19 Return on Assets GAAP Operating (1) $0.38 $0.58 $0.33 2017 2018 YTD 2019 Dividends Per Share » Earnings per share of $0.55 » Operating earnings per share of $0.59, up 11% YoY » ROA of 1.40 » Operating ROA of 1.50% » Quarterly dividend of $0.17 up 13% YoY » Growth in tangible book per share of 16% YoY » Annualized EOP loan growth of 9% for the quarter, excluding First Madison ($192 mm) and indirect auto runoff of $26 mm » Core transaction deposit growth of $167 mm in 2Q, excluding First Madison 1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GAAP performance 2) Excludes effect of acquisition - related intangibles and associated amortization

$108.5 $115.6 $117.8 2Q18 1Q19 2Q19 Net Interest Revenue / Margin ucbi.com | 6 (1) Net Interest Revenue Net Interest Margin 1) Net interest margin is calculated on a fully - taxable equivalent basis 3.90% 4.10% 4.12% » Net interest revenue increased $2.2 mm (2%) vs. 1Q19 and $9.3 mm (9%) vs. 2Q18 » Net interest margin up 2 bps quarter over quarter and 22 bps YoY » Benefited from organic loan growth, First Madison and Navitas acquisition and a continued shift towards loans from securities » Accretable yield contributed $3.5 mm or 12 bps to 2Q19 NIM vs. 11 bps in 1Q19 $ in millions

Valuable Deposit Mix ucbi.com | 7 33% 19% 22% 7% 19% 2Q19 Total Deposits $10.6 billion DDA MMDA Savings Time » 33% of deposits are Demand Deposits » UCBI cost of deposits up 3 bps to 0.65% in 2Q19 » UCBI cost of deposits significantly lower than KRX peer levels (62 bps in 1Q19 vs. KRX peers at 80 bps) NOW

Strong Core Transaction Deposit Growth ucbi.com | 8 $6.957 $7.091 $7.399 4Q18 1Q19 2Q19 » Transaction accounts up $307 mm in 2Q19, $140 mm of which came from First Madison » Demand deposits up $119 mm from 1Q19, which drove the majority of 2Q19 core transaction growth* » Transaction accounts increased 9% annualized YTD* » Excluding First Madison, transaction accounts up $302 mm YTD, which fully funded $263 mm in loan growth * Excluding First Madison $ in billions

Loans ucbi.com | 9 » Annualized linked quarter loan growth was $345 mm, or 16% » Excluding the impact of planned indirect auto runoff and the addition of First Madison, linked quarter loan growth was 9% annualized » Diversified portfolio, weighted towards C&I » Well within regulatory guidance on construction and CRE levels » The 100%/300% ratios stand at 87% and 216%, respectively 1) C&I includes commercial and industrial loans, owner - occupied CRE loans and equipment finance loans 41% 11% 22% 3% 13% 8% 2% C&I Commercial Construction CRE Other Consumer Residential Mortgage Home Equity Residential Construction 2Q19 Total Loans $8.8 billion

Noninterest Income ucbi.com | 10 $8.8 $9.2 $9.0 $5.6 $6.1 $7.1 $1.2 $1.3 $1.6 $5.3 $3.8 $5.3 $2.4 $1.3 $1.5 2Q18 1Q19 2Q19 Service Charges Other Brokerage Mortgage SBA $23.3 $21.0 $24.5 Linked Quarter » Fees up $3.5 mm » Mortgage fees up $1.6 mm driven mainly by higher production ($390 mm in 2Q19 rate locks vs. $312 mm in 1Q19) » SBA fees up $0.17 mm from 1Q19 to $1.5 mm from 1Q19 » Driving the Other fees category higher, customer derivative fees up $0.7 mm from 1Q19 due to higher production volumes and rate movements » First Madison added $0.3 mm of fee revenue to 2Q19, mostly in interchange and overdraft fees Year - over - Year » Fees up $1.2 mm to $24.5 mm » Rate locks up 25% compared to last year ($390 mm in 2Q19 vs. $313 mm in 2Q18) » 2Q19 SBA loan sales of $17.1 mm, down 40% from $28.5 mm in 2Q18 due to strategic change to hold more production $ in millions

$76.9 $76.1 $81.8 $74.0 $75.3 $77.7 2Q18 1Q19 2Q19 57.9% 55.3% 57.3% 55.8% 54.8% 54.4% Expense Discipline ucbi.com | 11 $ in millions Efficiency Ratio (1) GAAP Operating (1) 1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GAAP performance measures Linked Quarter » GAAP and operating expenses increased 8% and 3%, respectively » Salary and benefits expenses in the form of merit increases and higher mortgage commissions drove the majority of the increase versus last quarter; First Madison added $0.4 mm of 2Q expenses » Operating efficiency ratio improved 36 bps to 54.4% Year - over - Year » Market expansions and acquisitions drove GAAP and operating expenses higher by 6% and 5%, respectively » Continued cost control efforts help drive operating efficiency ratio improvement of 135 bps GAAP Operating Expenses (1)

Credit Quality ucbi.com | 12 0.07% 0.15% 0.11% 2Q18 1Q19 2Q19 Net Charge - Offs as % of Average Loans 0.20% 0.20% 0.21% 2Q18 1Q19 2Q19 Non - Performing Assets as % of Total Assets $1.80 $3.30 $3.25 2Q18 1Q19 2Q19 Provision for Credit Losses $ in millions 0.74% 0.73% 0.70% 2Q18 1Q19 2Q19 Allowance for Loan Losses

Capital Ratios ucbi.com | 13 » All cash First Madison deal generally levered regulatory capital ratios » TCE increased slightly as a positive OCI mark offset goodwill resulting from the First Madison transaction » All regulatory capital ratios significantly above “well - capitalized” » Quarterly dividend of $0.17 per share (up 13% YoY ) » No share repurchases in 2Q19; $42 mm remaining on current share repurchase authorization Holding Company 2Q18 1Q19 2Q19* Common Equity Tier 1 Capital 11.6% 12.4% 12.1 % Tier 1 Risk-Based Capital 11.9 12.7 12.4 Total Risk-Based Capital 13.8 14.6 14.2 Leverage 9.3 9.9 10.0 Tangible Common Equity to Tangible Assets 8.8 9.8 9.9 *2Q19 Capital Ratios are preliminary

Key Strengths ucbi.com | 14 » Culture and business model that attracts both bankers and potential acquisition partners » Positioned well in many of the South's fastest - growing markets » Superior customer service helps drive strong core deposit growth » Well - developed credit model that drives consistent performance through cycles » Liquid balance sheet and strong capital offer flexibility in changing rate environments

Acquisition of First Madison Bank & Trust ucbi.com | 15 Transaction Overview » Announced February 5, 2019 » Closed on May 1, 2019 » 100% cash » $52 million transaction value » 172% P/TBV » Strategic fill - in with a well - established, high - performing community bank Company Snapshot * » Assets: $258 million » Loans: $202 million » Deposits: $213 million » NIM: 4.34% » Offices: 4 Compelling Financial Returns » Well established community bank located in the attractive Athens - Clarke County MSA » Locally focused franchise that is a natural geographic extension of our existing footprint » High performing partner leading to desirable financial returns UCBI FMBT » Slightly accretive to projected 2019 EPS for its partial year contribution, excluding one - time merger charges » $.05 accretive to projected 2020 EPS » 2% dilutive to tangible book value per share » Financial returns not dependent upon cost savings, which are < 20% of non - interest expenses Source: S&P Global Market Intelligence *At announcement

Presentation Exhibits

Who We Are Full - Service Regional Bank with a Strong Culture Rooted in Sound Credit Underwriting & Growth ucbi.com | 17 Cultural Pillars Customer Service Is at Our Foundation High - Quality Balance Sheet » Underwriting conservatism and portfolio diversification » Top quartile credit quality performance » Prudent capital, liquidity and interest - rate risk management » Focused on improving return to shareholders with increasing ROTCE and dividend growth Profitability » Managing a steady margin with minimal accretion income » Fee revenue expansion through focused growth initiatives » Continued operating expense discipline while investing in growth opportunities » Executing on M&A cost savings » High - quality, low - cost core deposit base Growth » Addition of Commercial Banking Solutions platforms (middle - market banking, SBA lending, senior care, income - property lending, asset - based lending, builder finance, renewable energy, equipment finance) and actively pursuing additional lending platforms » Entered into and continue to target new markets with team lift - outs » Continuous emphasis on and enhancement of Mortgage product offerings to drive loan and revenue growth » Acquisitions that fit our footprint and culture and deliver desired financial returns

AWARDS AND RECOGNITION ucbi.com | 18

Who We Are Focused on High - Growth MSAs in Southeast ucbi.com | 19 Fastest Growing Southeast MSAs (1) 2019 - 2024 Projected Population Growth 2019 Population 2024 Projected Median Household Income 1. Myrtle Beach, SC 9.66% 485,770 $55,203 2. Cape Coral, FL 8.46% 757,170 $62,988 3. Orlando, FL 8.13% 2,589,416 $65,275 4. Charleston, SC 8.11% 799,117 $70,920 5. Raleigh, NC 8.02% 1,366,959 $85,734 6. Naples, FL 7.86% 381,728 $73,715 7. Lakeland, FL 7.55% 705,037 $54,996 8. North Port, FL 7.53% 825,378 $66,059 9. Charlotte, NC 7.29% 2,591,118 $73,487 10. Jacksonville, FL 6.92% 1,549,094 $67,247 17. Atlanta, GA 6.52% 6,017,552 $77,092 19. Greenville, SC 6.18% 912,621 $62,654 20. Savannah, GA 6.15% 395,004 $68,589 23. Spartanburg, SC 5.93% 340,535 $55,507 10.8% 8.8% UCBI US ’19 – ’24 Projected Household Income Growth 5.2% 3.6% UCBI US ’19 – ’24 Projected Population Growth Strong Demographic Profile (2) $57,412 $63,174 UCBI US Median Household Income UCBI MSA Presence (Branch and or LPO) Source: S&P Global Market Intelligence Note: 1) Includes MSAs with a population of greater than 300,000 2) Weighted by State deposits

21% 17% 11% 9% 10% 9% 6% 17% Commercial Real Estate - Income Producing % Outstanding Total Outstanding $1.9 billion Commercial RE Diversification – 6/30/2019 ucbi.com | 20 Outstanding Average Loan Size (in thousands ) » Commercial Construction $456 » Commercial RE: » Composite CRE 437 » Owner - Occupied 355 » Income - Producing 546 Office Buildings Retail Buildings Assisted Living/Nursing Home/Rehab Centers Investor Residential Hotels/Motels Warehouse Multi - Residential Properties Other

Strong Credit Culture ucbi.com | 21 BUILT TO OUTPERFORM IN THE NEXT CYCLE 1 . Process Change » In 2014, centralized and streamlined consumer underwriting and related functions » Significantly strengthened commercial process for approvals and monitoring 2. Add Significant Talent » CEO with deep knowledge and experience in credit » 2015 Rob Edwards brought in to lead team (BB&T, TD Bank) » Senior credit risk team now has large bank credit risk experience 3. Concentration Management: Size » In house project lending limit of $20 mm, legal lending limit of $352 mm » Relationship limit of $35 mm » $98 mm of SNC’s outstanding, $179 mm committed » Top 25 relationships = $653 mm, 7.4 % of total loans 4. Concentration Management: Geography » Four state franchise with mix of metro and rural markets 5. Concentration Management: Product » Construction/CRE ratio = 87%/216% » C&D > 30% in cycle, now 14.7% » Land in C&D $230 mm and shrinking » Navitas 7.63% of loans » Granular product concentration limits

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	2Q18 (1)	3Q18 (1)	4Q18 (1)	1Q19 (1)	2Q19 (1)
Net Income					
Net income - GAAP	$ 39,634	$ 43,682	$ 45,137	$ 44,262	$ 44,085
Merger-related and other charges	2,873	592	1,234	739	4,087
Tax benefit on merger-related and other charges	(121)	(141)	(604)	(172)	(940)
Net income - Operating	$ 42,386	$ 44,133	$ 45,767	$ 44,829	$ 47,232
Diluted Earnings per share					
Diluted earnings per share - GAAP	$ 0.49	$ 0.54	$ 0.56	$ 0.55	$ 0.55
Merger-related and other charges	0.04	0.01	0.01	0.01	0.04
Diluted earnings per share - Operating	0.53	0.55	0.57	0.56	0.59
Return on Assets					
Return on assets - GAAP	1.30 %	1.41 %	1.43 %	1.44 %	1.40 %
Merger-related and other charges	0.09	0.01	0.02	0.01	0.10
Return on assets - Operating	1.39 %	1.42 %	1.45 %	1.45 %	1.50 %
Book Value per share					
Book Value per share - GAAP	$ 17.29	$ 17.56	$ 18.24	$ 18.93	$ 19.65
Effect of goodwill and other intangibles	(4.04)	(4.02)	(4.00)	(4.00)	(4.27)
Tangible book value per share	$ 13.25	$ 13.54	$ 14.24	$ 14.93	$ 15.38

1) Merger-related and other charges for 2Q19, 1Q19, 4Q18, 3Q18, 2Q18 and 1Q18 include $193 thousand, $193 thousand, $269 thousand, $478 thousand, $593 thousand and $593 thousand, respectively, of intangible amortization resulting from payments made to executives under their change of control agreements. The resulting intangible assets are being amortized over 12 to 24 months.

United COMMUNITY BANKS, INC.

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Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	2Q18 (1)	3Q18 (1)	4Q18 (1)	1Q19 (1)	2Q19 (1)
Return on Tangible Common Equity					
Return on common equity - GAAP	11.20 %	11.96 %	12.08 %	11.85 %	11.45 %
Effect of merger-related and other charges	0.77	0.13	0.17	0.15	0.82
Return on common equity - Operating	11.97	12.09	12.25	12.00	12.27
Effect of goodwill and intangibles	3.82	3.72	3.63	3.46	3.61
Return on tangible common equity - Operating	15.79 %	15.81 %	15.88 %	15.46 %	15.88 %
Expenses					
Expenses - GAAP	$ 76,850	$ 77,718	$ 78,242	$ 76,084	$ 81,813
Merger-related and other charges	(2,873)	(592)	(1,234)	(739)	(4,087)
Expenses - Operating	$ 73,977	$ 77,126	$ 77,008	$ 75,345	$ 77,726
Efficiency Ratio					
Efficiency Ratio - GAAP	57.94 %	56.82 %	56.73 %	55.32 %	57.28 %
Merger-related and other charges	(2.17)	(0.43)	(0.90)	(0.54)	(2.86)
Efficiency Ratio - Operating	55.77 %	56.39 %	55.83 %	54.78 %	54.42 %
Tangible common equity to tangible assets					
Common Equity to assets ratio - GAAP	11.13 %	11.30 %	11.59 %	12.06 %	12.26 %
Effect of goodwill and intangibles	(2.37)	(2.35)	(2.30)	(2.30)	(2.40)
Tangible common equity to tangible assets ratio	8.76 %	8.95 %	9.29 %	9.76 %	9.86 %

1) Merger-related and other charges for 2Q19, 1Q19, 4Q18, 3Q18, 2Q18 and 1Q18 include $193 thousand, $193 thousand, $269 thousand, $478 thousand, $593 thousand and $593 thousand, respectively, of intangible amortization resulting from payments made to executives under their change of control agreements. The resulting intangible assets are being amortized over 12 to 24 months.

United COMMUNITY BANKS, INC.
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